UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
November 18, 2022

Aeva Technologies, Inc.
(Exact name of registrant as specified in its charter)

Delaware	001-39228	84-3536151
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

555 Ellis Street
Mountain View, California 94043
(650) 481-7070
(Address, including zip code, and telephone number,
including area code, of registrant’s principal executive offices)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, $0.0001 par value per share	AEVA	New York Stock Exchange LLC
Warrants to purchase one share of common stock	AEVA.WS	New York Stock Exchange LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.07	Submission of Matters to a Vote of Security Holders.

(a) On November 18, 2022, Aeva Technologies, Inc. (the "Company") held its 2022 Annual Meeting of Stockholders. At the meeting, the Company's stockholders voted on the following proposals:

1. Elect the Class I director named in the Company’s Proxy Statement to hold office until the 2025 annual meeting of stockholders and until their respective successors have been duly elected and qualified;

2. Ratify the appointment of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2022;

3. Approve an amendment to the Company’s 2021 Incentive Award Plan;

4. Approve the Company’s Employee Stock Purchase Plan;

5. Advisory (non-binding) vote to approve the compensation of the Company’s named executive officers;

6. Advisory (non-binding) vote on the frequency of future advisory votes on executive compensation.

(b) The Class I nominee to the Board of Directors of the Company was elected at the meeting; proposals 2, 3, 4 and 5 received the affirmative votes required for approval; and proposal 6 received the majority of votes for “three years” as the preferred frequency of future advisory votes on the compensation of the Company’s named executive officers.

The number of shares voted for, against and withheld, as well as the number of broker non-votes and abstentions, as the case may be, as to each proposal were as follows:

Proposal 1 - Election of the Class I nominee named in the proxy statement to the Company’s Board of Directors

NOMINEE	FOR	WITHHOLD	BROKER NON-VOTE
Erin L. Polek	124,265,371	218,938	30,454,411

Proposal 2 - Ratification of Deloitte & Touche LLP as the Company’s independent registered public accounting firm for fiscal year ending December 31, 2022

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
154,649,133	150,152	139,435	-

Proposal 3 – Approval of an amendment to the Company’s 2021 Incentive Award Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
93,756,706	30,411,838	315,765	30,454,411

Proposal 4 - Approval of the Company’s Employee Stock Purchase Plan

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
97,841,434	26,203,088	439,787	30,454,411

Proposal 5 - Advisory vote to approve the compensation of the Company’s named executive officers

FOR	AGAINST	ABSTAIN	BROKER NON-VOTE
122,513,651	1,529,554	441,104	30,454,411

Proposal 6 - Advisory vote on the frequency of future advisory votes on executive compensation

EVERY YEAR	EVERY TWO YEARS	EVERY THREE YEARS	ABSTAIN
31,105,393	205,939	92,949,093	223,884

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: November 23, 2022

Aeva Technologies, Inc.

By: /s/ Saurabh Sinha
Name: Saurabh Sinha
Title: Chief Financial Officer